Exhibit 99.1

NYSE Arca: ERI EMRISE CORPORATION EMRISE CORPORATION A multi-national manufacturer of electronic devices and communications equipment for the aerospace, defense, commercial and industrial markets in North America and Europe July 2009

Safe Harbor Statement, Other Information 2 The matters discussed in this presentation, including any oral comments that accompany the presentation or given in response to questions, may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include, but are not limited to, orders, backlog, financial results, products, and/or other events that have not yet occurred. Actual results may differ materially from those forward-looking statements. Factors that could contribute to such differences include, but are not limited to, variations in forecasted growth rate of markets for the company’s products, changes in EMRISE’s financial condition and financial results, the company’s ability to distinguish itself and it’s products from current and future competitors and those factors contained in the “Risk Factors” Section of the company’s most recent filings with the U.S. Securities and Exchange Commission on Form 10-K and Form 10-Q. Unless otherwise indicated, financial results presented for all periods in this presentation are shown as “from continuing operations” and exclude the financial results for Digitran, which was sold 3/20/09. Digitran results, when included, are presented as “discontinued operations.” July 2009

3 Company Highlights Acquired Advanced Control Components (ACC) 8/08 EMRISE gained access to U.S. defense market Expanded electronic devices product line Includes RF devices for “force protection” and “terrorist interdiction” Accretive 2008 record revenue of $51 million, up 13% from 20071 Positive Adjusted EBITDA2 of $1.4 million for 20081 Sold three non-core businesses – 8/08 thru 3/09 All cash deals – $11.5 million proceeds, $500,000 earn out Repaid $10 million of debt used to purchase ACC Cut ongoing interest expense by more than $300,000 per quarter Improved balance sheet, tangible net worth, debt to equity ratio 1Results for Digitran excluded from all periods, includes ACC results since acquisition in Aug ‘08 2Adjusted EBITDA is non-GAAP measure defined as earnings before interest, taxes, depreciation/amortization, non-cash stock compensation, net other income, loss on early extinguishment of debt, loss on asset impairment, less net gain on discontinued operations

Company Highlights (Cont'd)

- **Q1 '09 revenue of $14.2 million, up 34% year-over-year[1]**
- **Recently cut annualized operating costs by ~$3 million**
- **Focused on growing core businesses**
  - ✓ Organic growth, acquisitions, alliances
- **Principal markets in U.S. and Europe**
- **Projecting strong year-over-year performance in 2009**
  - ✓ 16% revenue growth from continuing operations[1]
  - ✓ Positive Adjusted EBITDA for full year
  - ✓ Q1 '09 Backlog of $29.6 million
  - ✓ Strong positive Adjusted EBITDA trend throughout last half 2009

[1]Results for Digitran excluded from all periods, includes ACC results since acquisition in Aug '08

4

EMRISE CORPORATION

5 Annual Financial Highlights1,2 Revenue from Continuing Operations Trend 1Foreign revenues translated to US dollars from local currencies can be positively or negatively impacted by fluctuations in exchange rates for the British pound and Euro in relation to the U.S. dollar ~ 2Results for Digitran excluded from all periods shown, includes ACC results since acquisition in Aug ‘08 $60 $40 $45 $51 $0 $10 $20 $30 $40 $50 $60 $70 2006 2007 2008 2009E ($ in Millions)

6 Q1 ‘09 Income Statement Highlights ($ in Thousands, except EPS) Q1 20091 (Unaudited) Q1 20081 (Unaudited) From continuing operations: Revenue, up 34% $ 14,210 $ 10,640 Gross margins 34.9% 32.3% Loss from continuing operations $ (770) $ (1,270) Discontinued operations: Gain on sale of Digitran $ 7,220 - Taxes on gain on sale $ 1,360 - Net income (loss) $ 5,270 $ (900) EPS – fully diluted $ 0.51 $ (0.09) Adjusted EBITDA (non-GAAP measure, see slide 3) $ 425 $ (290) 1Digitran financial results excluded from all periods shown, except those shown for Discontinued operations, Net income (loss) and EPS. Includes results of ACC since acquisition in Aug ‘08

7 Adjusted EBITDA Summary1,2 (Unauditied) 250 Estimated quarterly decrease in corporate-level operating expense Other Items Expected to Favorably Impact Quarterly Net Income and Adjusted EBITDA Starting Q3/Q4 ‘09 280 $ Q1 ’09 non-cash inventory write down 500 Estimated quarterly decrease in business unit operating expense Total Other Items $ 1,030 ($ in Thousands) 425 $ Q1 ‘09 Adjusted EBITDA 1Excludes Digitran financial results from all periods, includes ACC results since Aug ’08. 2Non-GAAP measure see slide 3 ($ in Thousands)

8 Q1 ‘09 Balance Sheet Highlights ($ in Thousands) Q1 20091 (Unaudited) 12/31/081 Cash and equivalents $ 3,630 $ 3,240 Total assets $ 48,235 $ 53,620 Current ratio 1.33:1 1.33:1 Working capital $ 6,750 $ 7,570 Total debt including both short- and long-term obligations $ *13,245 $ 23,475 Stockholders’ equity $ 17,885 14,004 *Reflects $10 million payment made in March ‘09 to reduce ACC related acquisition debt 1Where applicable, Digitran results have been excluded from periods shown

9 Stock Information $1.75 Book value per share (as of 3/31/09) 20+% Institutional ownership Common shares NYSE Arca: ERI 52-week price range (split adjusted) $0.65 - $3.19 Recent price (7/20/09) $1.35 Average daily trading volume 26,150 Common shares 10.2 million Market capitalization $13.8 million Insider ownership (officers, directors) 4%1 1Does not include CEO/Founder’s family’s holdings of ~7%

Peer Group Valuation Comparisons $ 105 $ ~60 2009 Sales (E) $ 103 $ 55 TTM Sales $ 102 $ 51 2008 Sales 1.17% 16.00% 2009 Sales Growth % (E) ($ in Millions) Company Symbol Market Cap TTM Net Income (Loss) Multiple TTM Sales Multiple 2009 Sales (E) EMRISE1,2 ERI $ 14 $ (3.36) 0.25 0.23 Peer Averages1,3 $ 77 $(19.29) 0.77 0.75 2Excludes results of Digitran switch business sold 3/09; Q4 ’09 goodwill write down of $6.6 million; includes ACC results since acquisition in Aug ‘08. 3Excludes ERI 1Source data taken from Yahoo Finance and/or derived from latest SEC filings 0.90 0.91 $ 9.6 3.58% $ 135 $ 131 $ 133 $ 122 SPEC Spectrum Controls $ 113 $ 56 $ 215 $ 29 $ 35 $ 161 $ 54 $ 65 $ 214 $ 127 $ 56 $ 217 $ 30 $ 31 $ 171 $ 55 $ 56 $ 183 $ 146 $ 57 $ 208 $ 33 $ 29 $ 153 $ 64 $ 58 $ 174 (22.70%) (2.10%) 3.60% (10.00%) 19.1% 5.20% (16.80%) 11.10% 23.20% Astronics ATRO $ 109 $ 7.11 0.60 0.51 Endwave ENWV $ 22 $ (16.48) 0.39 0.34 Frequency Elec. FEIM $ 25 $ (3.23) 0.46 0.47 Herley Ind. HRLY $ 140 $ 2.54 0.82 0.87 Merrimac Industries MRM $ 22 $ 1.96 0.72 0.64 Micronetix, Inc. NOIZ $ 13 $ (8.99) 0.45 0.46 Symmetricom SYMM $ 246 $ (56.17) 1.13 1.14 Tollgrade Coms. TLGD $ 67 $ (1.83) 1.20 1.20 Zhone Tech. ZHNE $ 44 $ (98.50) 0.35 0.39 10

11 Product, Markets & Opportunities Product categories RF devices and subsystems Power systems Markets Defense Commercial aviation (IFE&C) Industrial Primary growth opportunity Global defense “Force protection” and “terrorist interdiction” Business outlook strong despite weak global economy Product categories Network access including timing & synchronization Network test equipment Markets Public & private networks Utility networks Defense networks Primary growth opportunity Edge network timing & synchronization Electronic Devices Communications Equipment

12 Key Customers – Electronic Devices Europe USA

13 Key Customers – Communications Europe USA Taiwan Asia North Africa Public Telephone Networks including: Tunisia, Libya, Algeria, Morocco, Gambia, Côte d’Ivoire, Cameroon, Mauritania FAA French Ministry Of Defense British Ministry Of Defense

2009 Overview: Estimated Revenue ~$60 Million1 Europe & Asia Production by Region Electronic Devices Business Segments 1Revenue from continuing operations; excludes Digitran revenue 14 77% 23% 50% 50% Communications

15 Corporate Growth Strategies Increase revenue and profitability Accelerate organic growth in core businesses Electronic devices for global defense and commercial applications “Force protection” and “terrorist interdiction” In-flight Entertainment & Communications (IFE&C) systems (currently on plan for 2009, should rebound as economy improves) Edge Network Timing & Synchronization Capitalize on customer base, operations in NA, Europe & Asia Improve gross margins Focus on containment/additional reductions of operating cost Cut interest costs by reducing debt further, replacing lender Strengthen focus on core businesses Acquisitions Alliances

16 Growth Opportunity – ACC Global defense market & commercial market opportunities High performance RF and microwave components for military, aerospace, commercial and instrumentation markets RF devices used in radio controlled IED (RCIED) jamming systems for military 12-month revenue forecast now $18 million, up from $12 million for TTM $7 million in new orders for RF devices used in RCIED jamming systems received since acquisition of ACC in August ’08 Significant margin and profit contributions Expanded product offerings for commercial and defense markets EMRISE Federal NOLs provide tax shelter for consolidated income Maximizes net income/EPS, improves cash flow Excellent global growth potential, despite economy RCIED jamming systems in defense, commercial, government markets ACC can enter European markets via EMRISE UK operations

17 Convergence of IP-based networks creating demand for edge network timing equipment Advantages of edge network timing versus central-office timing Homeland Security needs for dispersed edge network timing Accurate timing required for next-generation broadband and mobile phone, data and video traffic Potential for broad proliferation into all communications networks Public telecommunications networks (wireline, wireless, cable) Private networks Public utilities Government and military Deployment of “Next Generation Networks” that include network management protocols Growth Opportunity – Network Timing

Investment Thesis Strong top- and bottom-line growth, despite economy Expanded and growing military electronics business RF devices & power systems – U.S., Europe, elsewhere Commercial and government market growth opportunities New edge network timing & synchronization products IFE&C (on plan for 2009, should begin rebound as economy improves) RF devices & power systems Geographically diverse – presence in NA and Europe Large international base of blue-chip customers Long-term contracts, repeat custom product revenue Valued at 0.23X ‘09E sales vs. 0.75X peer group average 18

NYSE Arca: ERI EMRISE CORPORATION EMRISE CORPORATION A multi-national manufacturer of electronic devices and communications equipment for the aerospace, defense, commercial and industrial markets in North America and Europe July 2009